UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6449

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

130 East Capitol Drive

P.O. Box 48

Hartland, WI 53029

(Address of principal executive offices)

(Zip code)

CSC-Lawyers Incorporating Service

100 Light Street, 6th Floor

Baltimore, Maryland 21202

(Name and address of agent for service)

With Copy To:

Robert J. Philipp, Esq.

Kranitz & Philipp

2230 East Bradford Avenue

Milwaukee, Wisconsin 53211

Registrant's telephone number, including area code: (262) 369-9180

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

The Frontier MicroCap Fund

September 30, 2005

October 24, 2005

Dear Fellow Shareholder:

During the period ended September 30, 2005, the stock market has continued to show confidence in the strength of the economy and corporate profits, even as the Federal Reserve Board’s more restrictive monetary policy, along with high energy prices, has begun to influence the performance of bonds and the pace of expansion.   In the past six weeks, investors have just begun to assess the magnitude of Hurricanes Katrina and Rita and their impact to the U.S. economy.  Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide make them an intelligent choice for today’s investors.

We want you to know that the management of the Frontier MicroCap Fund, under the leadership of Joel Blumenschein, continues to focus on investment performance and remains committed to putting the interests of shareholders first.  The following is a discussion of the Fund’s performance, strategies, and its outlook for the months ahead.

Market overview – Looking back over the Fund’s fiscal year, U.S. economic growth was quite steady, staying close to 3.5%, and providing a generally favorable environment for business activity.  The performance of the stock market was also generally stable, though there were downturns at times when the market appeared apprehensive regarding increases in both energy prices and short-term interest rates.  Investors feared that high material and labor and financing costs for companies would squeeze profit margins.  Fortunately, profit levels have remained impressive, despite some cases of earnings disappointments, as companies have managed costs well and have achieved greater productivity.

While oil prices and interest rates did not stop the market from advancing, these forces did shape sector leadership.  The energy sector was far and away the top performer, as high oil prices translated into stronger earnings for many companies.  Utilities stocks also had unusually strong results.  A more stable regulatory environment and improving company fundamentals, in combination with earnings stability and dividend yields, proved attractive to investors uncertain about the economy.  Health care performed well overall.  However, companies offering product innovation and client cost benefits gained over those affected by regulatory issues and patent expirations.  Among the weaker sectors were financials, which were hurt by both rising interest rates and regulatory matters.  The technology sectors also lagged the market.  Despite the fact that many technology stocks reported strong earnings and better cash flows, the market was concerned about the sustainability of growth due to price competition and product cycles.

Strategy overview - The Fund’s analysts research companies by studying their financial statements and talking with top executives.  Our investment model evaluates the strength, sustainability, and direction of a company’s growth, allowing us to efficiently compare stocks across the spectrum.  One key factor we consider is the growth that we expect a company to generate given a variety of positive and negative scenarios.   We emphasized companies with superior growth potential that we believed to be misunderstood by the market.  We have also trimmed the number of our positions for better management.   Management is seeking to increase our holdings in the energy sector, and lowering our exposure to unproven technology.    Services, pharmacy benefit companies, and hospitals remain attractive, in our view.

Fund holdings – Several holdings in the consumer non-durable sector had a positive influence on results.   We have recently closed our position in Forward Industries.  Since purchase, it has gone from single digits into the 20-dollar range and we have decided that the position was fully valued and continued substantial growth was limited.  The software industry has continued to show improvement and many of our positions have been doing well.  With the graying of America the drug and health sector continue to be one of our focuses.  While this industry is beset with numerous risks the demand for new drugs and a better way of life for the older citizens, the continued growth and demand is cast in stone, the challenge will continue to be finding the companies that will best capture this market.

In the past, the Fund has looked to find the best new companies that should return the highest growth rate for our shareholders.  We continue to follow this strategy but also are beginning to focus on situations that not only have fantastic prospects for high growth, but also provide the Fund with income.

One of the trials we have had over the last year is the inability of some of our company holdings to comply with new regulations in the securities market.  A couple of the companies have discontinued filing financial statements or providing the market with information as they comply with the rule of Fair Disclosure.  The Fund will decrease our holdings in companies that are unable to provide the financial information needed to make sound decisions.  While we feel there are numerous companies in this group that would be advantageous for the Fund, we cannot, in good faith, hold these positions without all of the necessary financial information regarding the company.

Outlook for the Fund – Growth stocks have appreciated significantly over the past few months and we are optimistic that this may be the beginning of a sustained period of leadership.  However, we do not anticipate a steady ascent.  The U.S. Federal Reserve Board appears likely to continue raising interest rates, and historically, a series of rate increases have caused volatility for financial markets.

The portfolio remains well diversified across a wide range of sectors, with the largest weightings in the technology sector.  Our analyst believes energy prices will remain high and support the earnings growth of energy companies.

Sincerely,

Amy Siesennop

President

The views expressed in this report are not meant as investment advice.  The fund invests some or all of its assets in small and/or microcap companies.  Such investments increase the risk of greater price fluctuation.

The Frontier MicroCap Fund

Performance Illustration

Comparison of change in value of a $10,000 investment in

The Frontier MicroCap Fund

and Standard & Poor’s 500 Index and Russell 2000 Index

	Total Return One Year	Average Annualized Total Return Five Years	Average Annualized Total Return Ten Years	Average Annualized Total Return Since Inception	Value of a $10,000 Investment
The Frontier Micro Cap Fund With Load	-8.70%	-42.62%	-30.86%	-24.45%	$201
S&P 500	10.25%	-3.07%	7.71%	8.68%	$31,911
Russell 2000	16.56%	5.07%	7.96%	9.82%	$36,924

49,000
44,000
39,000
34,000
29,000
24,000
19,000
14,000
9,000
4,000
(1,000)
Oct-91
Sep- 92
Sep- 93
Sep- 94
Sep- 95
Sep- 96
Sep- 97
Sep- 98
Sep- 99
Sep- 00
Sep- 01
Sep- 02
Sep-03
Sep-04
Sep-05
Frontier MicroCap Fund
S&P 500 Index
Russell 2000
$36,924
$31,911
$201

*Period beginning October 24, 1991 (The Frontier MicroCap Fund’s commencement of operations)

Unlike our Fund, the Standard & Poor’s 500 and Russell 2000® indices do not reflect fees and expenses and are unmanaged indicators of financial performance and, as such, they are not sold as investments. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The Frontier MicroCap Fund

INDUSTRY SECTOR CHART (UNAUDITED)

SEPTEMBER 30, 2005

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The Frontier MicroCap Fund

Schedule of Investments
September 30, 2005
Quantity	Security Description	Current Price	% of Net Assets

COMMON STOCK
Banking & Finance
7,200	CVF Technologies Corp. *	1,368
1,000	Global Axcess Corp. *	1,330
4,000	Harcourt Companies, Inc. *	280
5,000	Vfinance, Inc. *	875
		3,853	1.43%
Business Services
600	24/7 Real Media, Inc. *	4,224
4,000	Ableauctions.com, Inc. *	1,440
15,000	Datalogic International *	3,825
352	Financial Telecom Ltd. USA, Inc.	-
500	Global Network, Inc. *	175
3,000	Kolorfusion Intl, Inc. *	390
300	Lionbridge Technologies *	2,025
500	Online Resources Corp. *	5,290
		17,369	6.46%
Calculating & Accounting Machines
383	Tidel Technologies, Inc.	119	0.04%

Communications Equipment & Services
10,000	ARC Wireless Solutions, Inc. *	1,170
300	City Telecom (Hk) Ltd.*	582
3,500	Distinctive Devices, Inc. *	805
2,513	Hop-On.Com *	25
1,000	Multiband Corp. *	1,490
7,000	Newmarket Technology, Inc. *	2,590
85,000	Nighthawk Systems, Inc. *	6,375
7,000	Phone 1Globalwide, Inc. *	700
100	Proxim Corp.	-
700	Raindance Communications, Inc. *	1,624
2,000	Teraforce Technology Corp.	3
333	Wave Wireless Corporation *	70
400	Waverider Communications, Inc.	-
500	WPCS International, Inc. *	3,305
		18,739	6.97%
Computer Communications Equipment
10,000	Telenetics Corp. *	350
5,000	Viseon, Inc. *	4,200
1,000	Westell Tech, Inc. *	3,640
		8,190	3.05%
Computers & Technology
1,500	Alanco Technologies, Inc. *	1,050
2,000	Exabyte Corp. *	520
300	Interlink Electronics *	1,590
3,500	Mitek Systems, Inc. *	2,870
		6,030	2.24%
Computer Software
300	Captiva Software Corp. *	5,388
2,000	Egames, Inc.	780
5,000	Forlink Software Corp. *	450
5,671	H Quotient, Inc. *	1,644
1,000	Internet America *	640
5,000	Pharsight Corp. *	8,700
500	Scansoft, Inc. *	2,665
2,500	Virtgame Corp. *	900
		21,167	7.88%
Consumer Durables
1,000	AHPC Holdings, Inc. *	3,520
5,000	Action Products International, Inc. *	15,200
900	Digital Video Systems, Inc. *	927
8,000	Mad Catz Interactive, Inc. *	5,440
10,000	SLS International, Inc. *	19,100
		44,187	16.44%
Consumer Non-Durables
1,500	Jones Soda Co. *	8,250
4,000	New Dragon Asia Corp. *	8,440
		16,690	6.21%
Consumer Services
500	Angelciti Entertainment, Inc. *	350
12,000	Midas Entertainment, Inc. *	7,800
4,000	OBN Holdings, Inc. *	1,480
2,000	Stonepath Group, Inc. *	2,020
		11,650	4.34%
Electronic & Electrical Equipment
500	Socket Communications, Inc. *	620	0.23%

Healthcare & Pharmaceuticals
2,000	American Shared Hospital Services	12,020
500	Axm Pharma, Inc. *	650
50	Cardiac Science, Inc. *	536
300	Cardiotech International, Inc. *	696
5,000	Dynatronics Corp. *	8,050
45,000	eGene, Inc. * (a)	27,000
7,500	Eye Dynamics, Inc. *	1,650
85	Healthnostics, Inc. *	-
1,500	Icoria, Inc. *	381
900	Memry Corp. *	1,890
10,000	Molecular Imaging Corp. *	70
800	Paincare Holdings, Inc. *	3,000
1,986	Photomedex, Inc. *	4,131
26,000	Provectus Pharmaceutical *	23,400
6,000	Sontra Medical Corp. *	6,840
		90,314	33.61%
Industrial
5,000	Arotech Corp. *	3,700
200	API Electronic Group, Inc. *	990
2,000	Diasys Corp. *	380
3,000	Smartire Systems, Inc. *	288
		5,358	2.00%
Precious Metal
3,000	LJ International, Inc. *	9,570
290,000	United Specialties, Inc. *	145
		9,715	3.62%
Radio & Tv Broadcasting & Communications Equipment
5,000	Industries International, Inc. *	325
1,000	Wegener Corp. *	1,620
		1,945	0.73%
Retail
3,000	Iparty Corp. *	1,410	0.53%

Semiconductors & Related Devices
500	Conexant Systems, Inc. *	895
1,000	DPAC Tech Corp. *	120
2,000	Emagin Corp. *	1,320
		2,335	0.87%
Services-Computer
4,000	Cardinal Communications, Inc. *	156
3,000	English Language Learning *	120
300	Evolving Systems, Inc. *	579
3,000	Ilinc Communications, Inc. *	600
500	Mind Cti Ltd.*	1,455
1,500	Netwolves Corp. *	555
568	Standard Holdings Group, Ltd. *	142
20,000	Voxware, Inc. *	940
		4,547	1.69%
Services-Educational
400	Princeton Review *	2,404	0.89%

Technology
1,000	Autoimmune, Inc. *	910
2,000	Cybersource Corp. *	13,160
2,000	Eternal Technologies Group *	955
4,000	Insynq, Inc. *	-
8,000	Tegal Corp. *	5,280
1,000	Wireless Telecom Group	2,680
		22,985	8.55%
Telephone Communication
50,000	Epicus Communications Group, Inc.*	-
8,000	GlobalNet Corp. *	-
2,000	Provo International, Inc.	-
		-	0.00%

TOTAL COMMON STOCK (Cost $574,566)		$ 289,627	107.78%

WARRANTS
Household audio & visual equipment
1,500	SLS International, Inc. Series B * (Cost $0)	-	0.00%

	TOTAL INVESTMENTS (Cost $574,566)	$ 289,627	107.78%

	Liabilities in Excess of Other Assets	(20,897)	-7.78%

	NET ASSETS	$ 268,730	100.00%

*  Non-Income producing securities.

(a)  Security is valued using the Fund’s fair valuation policies (Note 3).

The accompanying notes are an integral part of the financial statements.

The Frontier MicroCap Fund

Statement of Assets and Liabilities
September 30, 2005

Assets:
Investment Securities at Market Value (Cost - $574,566)	$ 289,627
Dividends and Interest Receivable	102
Receivable for Securities Sold	12,752
Prepaid Expenses	3,686
Total Assets	306,167
Liabilities:
Accrued Expenses	29,428
Payable to Custodian Bank	8,009
Total Liabilities	37,437
Net Assets	$ 268,730
Net Assets Consist of:
Paid In Capital	1,132,854
Accumulated Realized Gain (Loss) on Investments - Net	(579,185)
Unrealized Depreciation in Value
of Investments Based on Cost - Net	(284,939)
Net Assets, for 1,299,150 Shares Outstanding	$ 268,730
(80,000,000 shares authorized at $.01 par value)
Net Asset Value Per Share ($268,730/1,299,150 shares)	$ 0.21

Maximum offering price per share (net asset value plus sales charge of 4.50%)	$ 0.22

Redemption price per share (a) ($.21 x .98)	$ 0.21

(a) The redemption price per share reflects a redemption fee of 2.00%
on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of the financial statements.

The Frontier MicroCap Fund

Statement of Operations
For the year ended September 30, 2005

Investment Income
Interest	$ 12
Dividends	410
Total Investment Income	$ 422
Expenses
Advisory Fees	6,647
Legal fees	14,956
Custody fees	11,848
Audit fees	22,268
Transfer agent and fund accounting fees	12,120
Trustee fees	3,500
Registration fees	3,900
Printing and postage expense	1,191
Insurance	751
Other fees	2,445
Total Expenses	79,626
Less: Advisory Fees Waived	(6,647)
Servicer Fees Waived	(5,395)
Net Expenses	67,584

Net Investment Loss	(67,162)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	80,700
Change in Net Unrealized Appreciation (Depreciation) on Investments	(1,918)
Net Realized and Unrealized Gain (Loss) on Investments	78,782

Net Increase (Decrease) in Net Assets from Operations	$ 11,620

The accompanying notes are an integral part of the financial statements.

The Frontier MicroCap Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	9/30/2005	9/30/2004
From Operations:
Net Investment Income/(Loss)	$(67,162)	$(76,862)
Net Realized Gain (Loss) on Investments	80,700	91,718
Change in Unrealized Appreciation (Depreciation)	(1,918)	(183,363)
Increase (Decrease) in Net Assets from Operations	$ 11,620	$ (168,507)
From Distributions to Shareholders
Net Investment Income	0	0
Net Realized Gain (Loss) from Security Transactions	0	0
Net Change in Net Assets from Distributions	0	0
From Capital Share Transactions:
Proceeds From Sale of Shares	101,615	785,595
Net Asset Value of Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(331,298)	(294,261)
Net Increase/(Decrease) from Capital Share Transactions	$ (229,683)	$491,334

Net Increase (Decrease) in Net Assets	(218,063)	322,827
Net Assets at Beginning of Period	486,793	163,966
Net Assets at End of Period (including accumulated undistributed net	$268,730	$486,793
investment income of $0 and $0, respectively)

Share Transactions:
Issued	429,013	2,746,323
Reinvested	0	0
Redeemed	(1,392,672)	(1,131,599)
Net increase (decrease) in shares	(963,659)	1,614,724
Shares Outstanding at Beginning of Period	2,262,809	648,085
Shares Outstanding at End of Period	1,299,150	2,262,809

The accompanying notes are an integral part of the financial statements.

The Frontier MicroCap Fund

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/2005	9/30/2004	9/30/2003	9/30/2002	9/30/2001	9/30/2000
Net Asset Value -
Beginning of Period	$ 0.22	$ 0.25	$ 0.65	$ 1.03	$ 3.23	$ 2.79
Net Investment Income/(Loss) *	(0.04)	(0.03)	(0.39)	(0.49)	(0.54)	(0.66)
Net Gains or Losses on Securities
(realized and unrealized)	0.03	0.00	(0.01)	0.11	(1.66)	1.10

Total from Investment Operations	$(0.01)	$(0.03)	$(0.40)	$(0.38)	$(2.20)	$ 0.44

Net Asset Value -
End of Period	$ 0.21	$ 0.22	$ 0.25	$ 0.65	$ 1.03	$ 3.23

Total Return **	(4.55)%	(12.00)%	(61.54)%	(36.89)%	(68.11)%	15.77%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$269	$487	$164	$87	$194	$785

Before waivers
Ratio of Expenses to Average Net Assets	17.67%	11.41%	113.21%	43.24%	33.02%	16.55%
Ratio of Net Income (Loss) to Average Net Assets	(17.58)%	(11.31)%	(113.21)%	(43.24)%	(33.00)%	(16.54)%
After waivers
Ratio of Expenses to Average Net Assets	15.00%	10.47%	102.44%	42.26%	32.02%	15.55%
Ratio of Net Income (Loss) to Average Net Assets	(14.91)%	(10.37)%	(102.44)%	(42.26)%	(32.00)%	(15.54)%

Portfolio Turnover Rate	3.81%	78.57%	25.39%	51.33%	72.68%	82.66%

* Per share data based on average shares.
* * Based on Net Asset Value Per Share. The Fund's sales charge is not reflected in total return on this table.
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

1.)

ORGANIZATION

Frontier Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.  The Corporation was established under the laws of Maryland on October 24, 1991.  The Corporation permits the Directors to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.  The Frontier MicroCap Fund (the “Fund”) to which Frontier’s Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Frontier Funds. From inception through 2004, the Fund was known as the Frontier Equity Fund. The investment objective of the Frontier MicroCap Fund is to provide long term capital appreciation on its assets.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION- Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  In the event that the security is listed on more than one exchange, the Fund will use the price on that exchange which it generally considers to be the principal exchange on which the stock is traded. Securities and other assets for which market quotations are not readily available or are deemed unreliable, are valued by appraisal at their fair values as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost.  As the Fund invests primarily in micro-cap companies, other types of securities that the fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have already available market quotations. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

FEDERAL INCOME TAXES- It is the policy of the Fund to continue to comply with the requirements of Sub-Chapter M the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code.  Therefore, no provision for Federal income or excise taxes has been made.

DISTRIBUTIONS TO SHAREHOLDERS- Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER- The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital. For the year ended September 30, 2005 $67,162 was reclassified from net investment loss to paid-in-capital and $29,454 was reclassified to paid-in-capital due to expiration of unused capital loss carryforwards.  This reclassification had no effect on net assets.

3.)

RESTRICTED SECURITIES

The Fund held an investment of 30,000 shares of Centroid Consolidated Mines (“Centroid”) common stock that was purchased on July 1, 2004. During the year Centroid was merged into eGene, Inc., a company that emerged out of a demerger. The eGene, Inc. holding has been valued at $27,000, which represents its cost less a 10% discount for its restricted status, by the Board of Directors in accordance with the Fund’s fair valuation policy.

No quoted market price exists for eGene shares at September 30, 2005. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near-term, and the differences could be material.

4.)

INVESTMENT ADVISORY AGREEMENT AND RELATED PARTIES TRANSACTIONS

The Fund had an investment advisory agreement with Freedom Investors Corp. (the “Adviser”). Certain officers and directors of the Fund are also officers and directors of the Adviser.  Effective February 1, 2004, the investment management agreement with Freedom Investors Corp. was involuntarily terminated due to a change in ownership of the Adviser. A shareholder meeting took place on November 23, 2004 and a new investment advisory agreement was approved with the Adviser.  Pursuant to this agreement, the Adviser furnishes continuous investment advisory and portfolio management services to the Fund.  The Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel required in connection with the Adviser’s agreement to provide continuous investment advisory and portfolio management services to the Fund.  As compensation for these services, the Adviser is entitled to receive a monthly fee of 1/12 of 1.50% (1.50% per annum) of the daily net assets of the Fund.  The Adviser has voluntarily waived payment of its advisory fee since the inception of the Fund., although this waiver can be revoked at any time.  For the period of November 23, 2004 through September 30, 2005, the Adviser earned and waived its fee totaling $6,647. The Adviser has also agreed to waive its fee and/or reimburse the Fund in the amount, if any, by which the Fund’s total operating expenses for the fiscal year exceed 18.4% of the average net assets of the Fund.  No reimbursement occurred for the fiscal year ended September 30, 2005.

Freedom Investors Corp. also serves as principal underwriter and national distributor (the “Distributor”) for the Fund.  As Distributor, Freedom Investors selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. The Distributor received no fees for the year ended September 30, 2005.

5.)

EXPENSE WAIVER

Mutual Shareholder Services (“MSS”) provides transfer agency and fund accounting services to the Fund.  MSS voluntarily agreed to waive a portion of their fees until the assets of the Fund become greater than two million.  For the year ended September 30, 2005, MSS waived fees of $5,395.

6.)

CAPITAL STOCK

As of September 30, 2005 there were 80,000,000, $.01 par value shares of capital stock authorized, and paid-in capital amounted to $1,132,854.

7.)

INVESTMENT TRANSACTIONS

During the year ended September 30, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $18,242 and $329,088, respectively.  There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at September 30, 2005 was $574,566.  At September 30, 2005 the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
44,961	(329,900)	(284,939)

8.)

CAPITAL LOSS CARRYFORWARDS

As of September 30, 2005, the Fund has federal income tax capital loss carryforwards of $579,185, of which $4,704 expires in 2006, $488,210 expires in 2009, $51,386 expires in 2010, $500 expires in 2011 and $34,385 expires in 2012. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

 9.) DISTRIBUTIONS TO SHAREHOLDERS

      There were no distributions paid during the years ended September 30, 2005 and 2004.

As of September 30, 2005 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated Losses	$(579,185)
Unrealized appreciation/(depreciation)	(284,939)
$(864,124)

There is no difference between book basis and tax-basis unrealized depreciation.

THE FRONTIER MICROCAP FUND

ADDITIONAL INFORMATION (UNAUDITED)

SEPTEMBER 30, 2005

Adviser Agreement –The Board of Directors oversees the management of the fund, and as required by law, determines annually whether to approve the continuance of the Fund’s management contract with Freedom Investors Corp.  In this regard, the independent directors of the Board, requests and evaluates all information it demes reasonably necessary under the circumstances.  This approval was based on the following conclusions:

o

That the fee schedule currently in effect for the Fund represents reasonable compensation in light of the nature and quality of the services being provided to the Fund, the fees paid by competitive funds and the costs incurred by the Advisor in providing such service, and

o

That such fee schedule represents an appropriate sharing between fund shareholders and the Advisor of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Board and were not the result of any single factor.  Some of the factors that figured particularly in the Board’s deliberations and how the Board considered these factors are described below.  It is important to recognize that the fee arrangements for your fund are the result of many years of review and discussion between the Independent Board members and Freedom Investors Corp., that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Board’s conclusions may be based, in part, on their consideration of these same arrangements in prior years.

The Independent Board members considered a number of factors, including: (a) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Adviser; (b) the rate of the investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; (c) the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its affiliates; (d) the Adviser's costs in providing the services; (e) economies of scale as they relate to the Adviser; (f) possible alternatives to the investment advisory arrangement with the Adviser; (g) the operating expenses of the Fund; (h) the investment performance of the Fund; and (i) the policies and practices of the Adviser with respect to portfolio transactions for the Fund.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the directors of the Fund or by vote of a majority of the Fund's shareholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned

The Board review of the management fee and total expenses focused on consistency, competitiveness, and economies of scale.  The Board noted that the Advisor has waived their fees since the start of the Fund, and the 1.5% Advisory fee is reasonable for the service provided as compared to other advisory contracts.   The Advisor does provide other services that are not a contracted service, to benefit of the Fund.  Some of these services include, but not limited to, printing and sending out shareholder reports, providing some administrative services, expense comparison, and report preparation.  The contract provides an 18.4% cap on expenses, so the Advisor has an incentive to keep expenses of the Fund to a minimum, which also benefits the shareholders.  This is a cost to the Adviser for providing management services, and could offset any benefit provided to the Advisor through the Advisor fee.

The Board concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels.   Economies of scale have a positive effect for the Fund, in that, as assets of the increase, expenses and effective management fee declines as a percentage of fund assets.

Additional Information Continued

 SEPTEMBER 30, 2005

The Board considered various potential benefits that Freedom Investors Corp may receive in connection with the services it provides.  The principal benefit is related to brokerage arrangements; whereby a portion of the commissions paid by the Fund is earned by the Adviser.  The Fund benefits is turn, since the Advisor charges a minimum amount for trades.  The average cost per trade has been lower than market averages, which is reasonable and fair. The Board monitors the brokerage commission paid to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The quality of the investment process provided by the Adviser represents a major factor in the evaluation of the quality of services provided.  The Directors reviewed the firm’s financial information including the balance sheet, statement of investments, and income statement, as well as comparing the performance and expenses of the Fund to the performance and expenses of other funds with similar objectives.  The Directors noted the disappointing investment performance of the Fund and continues to discuss with management factors contributing to such underperformance and actions being taken to improve performance.  The Directors recognized that, Freedom Investors Corp. has made significant changes to address areas of underperformance and was also operating under unusually circumstances during the past year.  As a general matter, the Directors believe that cooperative efforts between the Board and Adviser represent the most effective way to address investment performance problems. Based on the responsiveness of Freedom Investors Corp., the Directors believe that it is preferable to seek change within the Advisor, rather than engaging a new investment adviser, which would entail significant disruptions and would not provide greater assurance of improved investment performance.

Based upon the information reviewed and discussed, the nature and quality of the services provided by the Advisor, generally provides a quality investment process.  The Directors determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the adoption of the Agreement was in the best interests of the Fund’s shareholders.

Code of Ethics - Information pursuant to the code of ethics that applies to the Fund’s principal executive officers may be found on our website under the Disclosure tabs or upon request, free of charge by calling 800-759-6089.

Controls and Procedures - The principal executive and financial officer reviewed and evaluated the effectiveness the Fund’s disclosure controls and procedures on September 20, 2005.  The controls and procedures were found to be effective for the Fund, and no changes were made.

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-231-2901, free of charge.  The Fund’s policy and procedures for disclosure of portfolio holdings can be found on our website, under the disclosure tab.  A list of our portfolio holdings is also available in this report and the semi-annual report.

Privacy Policy - At Frontier Equity Fund, we recognize and respect the privacy of each of our investors and their expectations for confidentiality.  The protection of investor’s information is a fundamental importance in our operation and we take seriously our responsibility to protect personal information.  The Fund will only disclose personal nonpublic information to third parties as necessary and as permitted by law.  We

Additional Information Continued

 SEPTEMBER 30, 2005

also restrict access to personal nonpublic information to employees, affiliates, and service providers involved in servicing your account.

The Fund maintains physical, electronic and procedural safe guards to guard nonpublic personal information of our customers.  More information regarding our privacy policy may be obtained on our website.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2005, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  They are also available on our website, under the disclosure tab.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.  Under the “Fund Information” tab, choose Proxy Results and choose the Frontier Fund for the proxy voting results.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

www.frontier-funds.com

THE FRONTIER MICROCAP FUND

EXPENSE EXAMPLE (UNAUDITED)

SEPTEMBER 30, 2005

As a shareholder of the Frontier MicroCap Fund, you incur the following costs: management fees, legal fees, custody fees, audit fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund’s and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 through September 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	4/1/2005	9/30/2005	4/1/2005 to 9/30/2005

Actual	$1,000.00	$875.00	$70.51
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$949.86	$73.32

* Expenses are equal to the Fund's annualized expense ratio of 15.00%
multiplied by the average account value over the period, multiplied by
183/365 (to reflect the one-half year period).

THE FRONTIER MICROCAP FUND

DIRECTORS AND OFFICERS (UNAUDITED)

The Board of Directors of Frontier supervises the business activities of the Fund.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Fund's advisor, administrator, fund accountant, transfer agent and custodian.

The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors.  Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected.

The Fund is not in a “family of funds” or a “fund complex”, and the only fund overseen by the Board is the Fund.  The address of each Director and Officer is c/o Frontier Funds, Inc., 130 East Capitol Drive, Hartland, Wisconsin 53029-2136.

The following table provides information regarding each Director who is not an “interested person” of Frontier and the Fund, as defined in the 1940 Act.

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Kenneth W. Coshun (Age 72)	Director (since 1992)	Retired (since 1997)	None
Michael A. Bernatz (Age 47)	Director (since 2005)	Chief Financial Officers for: Milwaukee County Museum (since 2005) Lauber & Company (since 1999)	None
Thomas A. Siesennop ^ (Age 38)	Director (since 2005)	Decision Support Analysis at WEA Trust (since 1995) MBA (since 2004)	None

^ Brother-in-law to Amy Siesennop, considered independent as defined in the 1940 Act.

The following table provides information regarding each Director/Officer who is an “interested person” of Frontier and the Fund, as defined in the 1940 Act,

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Amy L. Siesennop * (Age 46)	President and Treasurer (since 2003) and Director (since 1999) Chief Compliance Officer and Anti-money Laundering Officer (Since 2004)	President and Treasurer (since 2003) of Frontier; Administrative positions with Frontier and registered principal and representative of the Adviser, Freedom Investors Corp (since 1996).	None
Joel R. Blumenschein * (Age 42)	Vice President and Secretary (since 2003)	Manager of EZ Stock Inc. (since 2000) President of the Adviser, Freedom Investors Corp. (since 2002)	None

  “Interested person,” as defined in the 1940 Act, of Frontier and the Fund because of his or her affiliation with the Adviser, Freedom Investors Corp.

To The Shareholders and

Board of Directors of

Frontier MicroCap Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontier MicroCap Fund (the “Fund”), a series of Frontier Funds, Inc, as of September 30, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to September 30, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2005, by correspondence with the Fund’s custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontier MicroCap Fund as of September 30, 2005, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Cohen McCurdy, Ltd.

Westlake, Ohio

November 14, 2005

Board of Directors

Amy L. Siesennop

Kenneth W. Coshun

Michael A. Bernatz

Thomas A. Siesennop

Investment Advisor

Freedom Investors Corp.

130 East Capitol Drive

Hartland, Wisconsin  53029

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio  44141

Custodian

US Bank

425 East Walnut Street

Cincinnati, Ohio  45201

Independent Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway Suite 1250

Westlake, Ohio  44145

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Frontier MicroCap Fund, Inc.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  No amendments

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that Michael Bernatz is an audit committee financial expert.  Mr. Bernatz is independent for purposes of this Item 3.

A financial expert may have acquired the required attributes of an "audit committee financial expert" through:  Mr. Ackley is qualified as a financial expert based on his education and experience as a public accountant, and his experience as a supervising public accountant.

Item 4. Principal Accountant Fees and Services.

[

(a)

Audit Fees

FY 2005

$

17,500

FY 2004

$

16,085

(b)

Audit-Related Fees

Registrant

[Adviser]

FY  2005

$

0.00

$

0.00

FY 2004

$

0.00

$

0.00

Nature of the fees:

Annual Audit

(c)

Tax Fees

Registrant

[Adviser]

FY 2005

$        1,350.00

$

0.00

FY 2004

$

485.00

$

0.00

Nature of the fees:

Tax Preparation

(d)

All Other Fees

Registrant

[Adviser]

FY 2005

$

   0.00

$

0.00

FY 2004

$        1,310.00

$

0.00

Nature of the fees:

Consulting and review of the semi-annual report

(e)

(1)

Audit Committee’s Pre-Approval Policies

Annual Audit:

To approve prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board member who are not interested person the selection, retention or termination of the Fund’s independent audit and to review and evaluate matters potentially affecting the independence and capabilities of the auditors,  To review and approve the fees proposed to be charges. To review the arrangements for and scope of the annual audit.

Special Services:  To approve prior to appointment the engagement of the auditor to provide other audit services or non-audit services to the Fund, such as tax preparation.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100

  %

Tax Fees:

100

  %

All Other Fees:

0

  %

(f)

Option 1 – Less than 50%

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

[Adviser]

FY 2005

$

0.00

$

0.00

FY 2004

$

0.00

$

0.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 23, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By /s/Amy L. Siesennop

*President

Date November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Amy L. Siesennop

*President

Date November 29, 2005

By /s/Joel R Blumenschein

*Vice President

Date November 29, 2005

* Print the name and title of each signing officer under his or her signature.